UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2022

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed on August 12, 2022, MidWestOne Financial Group, Inc. (the “Company”) announced that it implemented the Company’s established succession plan, pursuant to which Len D. Devaisher will serve as the interim Chief Executive Officer of the Company and MidWestOne Bank (the “Bank”), effective August 12, 2022, until further notice

In recognition of Mr. Devaisher’s role as interim Chief Executive Officer of the Company and the Bank and the associated increase in his responsibilities, on September 27, 2022, the Compensation Committee of the Board of Directors of the Company, revised Mr. Devaisher’s Amended and Restated Employment Agreement dated March 8, 2022 (the “Employment Agreement”), pursuant to a letter agreement (the “Letter Agreement”), attached hereto as Exhibit 10.1. The Letter Agreement provides that for the time period commencing August 12, 2022 through the last date on which Mr. Devaisher serves as interim Chief Executive Officer of the Company and the Bank, Mr. Devaisher will be entitled to an additional monthly stipend (pro-rated for any partial month) in the amount of $7,041.67. In addition, the Letter Agreement provides that, with respect to Mr. Devaisher’s incentive bonus opportunity for the calendar year ending December 31, 2022, the Compensation Committee of the Board will apply the incentive bonus provisions of Section 3(b) of the Employment Agreement as if Mr. Devaisher’s “Annual Base Salary” (as defined in the Employment Agreement) was $495,000.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

10.1	Letter of Agreement, dated September 27, 2022, from the Compensation Committee of the Board of Directors of MidWestOne Financial Group, Inc., to Len D. Devaisher regarding compensation matters.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	September 29, 2022	By:	/s/ BARRY S. RAY
Barry S. Ray
Senior Executive Vice President and Chief Financial Officer